UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2021

UWHARRIE CAPITAL CORP

(Exact name of Registrant as Specified in Its Charter)

North Carolina	000-22062	56-1814206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 North First Street Albemarle, North Carolina		28001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 704-983-6181

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)Cancellation of Change in Control Severance Agreement with R. David Beaver, III. On January 19, 2021, the Registrant’s board of directors approved the cancellation of the Change in Control Severance Agreement (the “Agreement”) with R. David Beaver, III. The Agreement had been in effect since January 1, 2015. Mr. Beaver is the chief financial officer of the Registrant and its wholly owned subsidiary, Uwharrie Bank (the “Bank”), chief risk officer of the Registrant, and president of the Bank. The cancellation of the Agreement was mutually agreed to by the board of directors and Mr. Beaver.

Under the Agreement, Mr. Beaver was entitled to certain severance benefits if his employment was terminated under certain circumstances following a “change in control” of the Company. These benefits included a lump sum cash payment, acceleration of vesting of outstanding equity awards, and up to one year of health insurance premium reimbursements. A copy of the Agreement was included as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 30, 2015.

Change in Supplemental Executive Retirement Plan Contribution Amount for R. David Beaver, III. Mr. Beaver is a participant in the Registrant’s Supplemental Executive Retirement Plan (the “SERP”). The SERP is a non-qualified deferred compensation plan maintained by the Registrant for certain of its executive officers. Benefits accrue and vest during the period of employment, and can be distributed in a single lump sum payment or in fixed monthly benefit payments for up to ten years commencing with the participating officer’s retirement or separation from service under certain circumstances. The Registrant makes annual cash contributions to the SERP for the benefit of the participants. On January 19, 2021, the Registrant’s board of directors approved increasing the annual cash contribution to the SERP to be made for Mr. Beaver’s benefit to $35,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Uwharrie Capital Corp

Date: January 25, 2021	By:	/s/ Roger L. Dick
Roger L. Dick
President and Chief Executive Officer